UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2011 Annual Report to Shareholders

DWS Small Cap Core Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
26 Statement of Assets and Liabilities
28 Statement of Operations
29 Statement of Changes in Net Assets
30 Financial Highlights
34 Notes to Financial Statements
44 Report of Independent Registered Public Accounting Firm
45 Tax Information
46 Investment Management Agreement Approval
51 Summary of Management Fee Evaluation by Independent Fee Consultant
55 Board Members and Officers
60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks of smaller companies involve greater risk than securities of larger, more established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

During the 12 months ended September 30, 2011, investors often traded stocks based on a "risk-on/risk-off" scenario, where judgments regarding the degree of risk facing the global economy and markets dictated purchase and sale decisions with investments. By early August, deep concern that the U.S. economy was decelerating — and that it might fall back into a "double-dip" recession — reemerged, and equity markets abruptly declined. Stock prices continued to decline through most of August, sparked by worsening U.S. economic releases, severe sovereign debt problems in peripheral Europe and political gridlock in Washington.1 Despite the renewed negativity, we continued to see a number of companies post profits and earnings in line with or exceeding analyst forecasts during the third quarter of 2011.

In selecting stocks for the portfolio, the fund's managers employ a quantitative stock valuation model that compares each company's stock price to its earnings, book value, sales and other measures of performance potential.2 They believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. They will normally sell a stock when they believe it is too highly valued, its fundamental qualities have deteriorated, its potential risks have increased or when the company no longer qualifies as a small company.

For the 12-month period ended September 30, 2011, the fund's Class A shares returned -4.16%, slightly underperforming the Russell 2000® Index return of -3.53% and the Morningstar Small Blend Funds category return of -3.70%.3,4

Positive Contributors to Fund Performance

During the fund's most recent fiscal year, stock selection within retailing, semiconductors and semiconductor equipment, as well as health care equipment and services, contributed to performance. Three of the top individual contributors were IAC/InterActiveCorp., from the software and services area; GT Advanced Technologies, Inc., from the semiconductor and semiconductor equipment group; and Herbalife Ltd., from the household and personal products industry. The fund benefited from its overweight to IAC, which operates several Internet businesses, including Ask.com and Vimeo.5 IAC enjoyed strong business momentum and healthy earnings during the 12-month period. In the case of GT Advanced Technologies, a manufacturer of solar power equipment, the fund held a significant overweight from April to July when the stock was advancing strongly. Lastly, Herbalife, which sells weight management, nutritional supplement and personal care products, has been posting record results and consistently raising its earnings forecasts.

Negative Contributors to Fund Performance

For the period, stock selection in materials, food, beverage, tobacco and capital goods detracted from performance. Three of the largest individual detractors from returns were Imperial Sugar Company,* from the food, beverage and tobacco group; Lexmark International, Inc., from the technology, hardware and equipment industry area; and Stone Energy Corp., from the energy sector. The fund's overweight to Imperial Sugar subtracted from returns, as the company enjoyed a strong run-up in value through the end of July, but reported poor earnings in August, prompting a sell-off in its shares. Lexmark International, which develops, manufactures and supplies printing and imaging solutions, declined in price after the firm's CEO announced his retirement and company earnings disappointed. Additionally, an overweight to Stone Energy detracted from performance. Investors' concerns about U.S. economic growth prospects and the potential negative impact on energy stocks including Stone Energy sparked a sell-off in the sector during the period.

Outlook and Positioning

Although the chances of a "double-dip" recession have increased, it appears that another recession is avoidable. However, many question marks have emerged concerning the global economic outlook. Growth in China, the engine of the global economy, has slowed as the Chinese government has enacted a number of measures to dampen inflation. In Europe, the banking system continues to be under severe pressure because of massive loans to peripheral European countries, but we believe this emergency could force political leaders to move towards a more workable and permanent solution. In the United States, despite the fact that many corporations have recently reported favorable earnings, it seems clear that the pace of the recovery has slowed. We therefore look for a "reality check" by public corporations during the fourth quarter, with some large companies likely to reduce their earnings estimates and reports.

Longer term, we believe that investors should be as broadly diversified as possible, and that, as appropriate, they should have exposure to a portfolio of carefully selected small-cap stocks to help mitigate some of the risk, though diversification neither assures a profit nor guarantees against a loss. Although the market outlook continues to be uncertain, we think that there are opportunities to deliver attractive long-term returns by investing in small-cap companies with strong balance sheets and solid fundamental characteristics. In the coming months, we will continue to utilize a balanced approach to seeking attractive investment opportunities among small-cap stocks.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Core Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Sovereign debt is a government bond that is issued in a foreign currency.

2 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

3 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

4 Source: Morningstar, Inc. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

5 "Overweight" means a fund holds a higher weighting in a given sector or stock compared with its benchmark index; "underweight" means a fund holds a lower weighting in a given sector or stock.

* No longer held in the portfolio as of September 30, 2011.

Performance Summary September 30, 2011
Average Annual Total Returns as of 9/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-4.16%	-2.03%	-4.95%	4.18%
Class B	-4.90%	-2.75%	-5.63%	3.37%
Class C	-4.89%	-2.77%	-5.67%	3.37%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-9.67%	-3.94%	-6.07%	3.56%
Class B (max 4.00% CDSC)	-7.75%	-3.40%	-5.78%	3.37%
Class C (max 1.00% CDSC)	-4.89%	-2.77%	-5.67%	3.37%
No Sales Charges
Class S	-3.85%	-1.85%	-4.69%	4.47%
Russell 2000® Index+	-3.53%	-0.37%	-1.02%	6.12%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2011 are 1.68%, 2.49%, 2.41% and 1.31% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 9/30/11	$13.84	$12.43	$12.45	$14.26
9/30/10	$14.44	$13.07	$13.09	$14.86
Distribution Information: Twelve Months as of 9/30/11: Income Dividends	$—	$—	$—	$.03

Morningstar Rankings — Small Blend Funds Category as of 9/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	382	of	659	58
3-Year	492	of	578	85
5-Year	464	of	493	94
10-Year	256	of	289	88
Class B 1-Year	436	of	659	66
3-Year	515	of	578	89
5-Year	467	of	493	94
10-Year	279	of	289	96
Class C 1-Year	433	of	659	65
3-Year	516	of	578	89
5-Year	468	of	493	94
10-Year	278	of	289	96
Class S 1-Year	347	of	659	53
3-Year	479	of	578	83
5-Year	458	of	493	92
10-Year	244	of	289	84

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2011 to September 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$762.50	$759.80	$759.60	$763.40
Expenses Paid per $1,000*	$6.85	$10.15	$10.15	$5.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,017.30	$1,013.54	$1,013.54	$1,018.80
Expenses Paid per $1,000*	$7.84	$11.61	$11.61	$6.33

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.55%	2.30%	2.30%	1.25%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/11	9/30/10

Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/11	9/30/10

Industrials	18%	15%
Information Technology	18%	18%
Financials	16%	19%
Consumer Discretionary	14%	15%
Health Care	13%	12%
Energy	8%	8%
Materials	7%	7%
Consumer Staples	4%	3%
Utilities	2%	2%
Telecommunication Services	0%	1%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.
Ten Largest Equity Holdings at September 30, 2011 (11.5% of Net Assets)
1. IAC/InterActiveCorp. Operates Internet businesses	1.3%
2. ProAssurance Corp. Risk management and claims defense company	1.2%
3. Comtech Telecommunications Corp. Operator of radio and television broadcasting facilities	1.2%
4. Aaron's, Inc. Rents and sells office and residential furniture and accessories, consumer electronics, and household appliances	1.2%
5. Foot Locker, Inc. Operates athletic retail stores	1.2%
6. Newmont Mining Corp. Explorer and developer of mineral property	1.1%
7. CACI International, Inc. Provider of information technology products and services	1.1%
8. ViroPharma, Inc. A pharmaceutical company committed to the commercialization, development and discovery of new antiviral medicines	1.1%
9. Herbalife Ltd. Sells weight management, nutritional supplement and personal care products	1.1%
10. Magellan Health Services, Inc. Coordinates and manages delivery of behavioral health care treatment	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2011
	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 14.2%
Auto Components 0.4%
Dana Holding Corp.* (a)	10,500	110,250
Motorcar Parts of America, Inc.*	2,800	23,044
Standard Motor Products, Inc.	7,500	97,275
		230,569
Distributors 0.0%
Audiovox Corp. "A"*	4,500	24,705
Diversified Consumer Services 0.5%
Bridgepoint Education, Inc.* (a)	5,900	102,896
Mac-Gray Corp.	3,200	41,312
Sotheby's	5,800	159,906
		304,114
Hotels Restaurants & Leisure 1.4%
BJ's Restaurants, Inc.*	300	13,233
Brinker International, Inc.	6,800	142,256
Domino's Pizza, Inc.*	6,400	174,400
Great Wolf Resorts, Inc.*	5,100	13,056
Kona Grill, Inc.*	2,800	15,540
Melco Crown Entertainment Ltd. (ADR)* (a)	26,700	221,877
Red Robin Gourmet Burgers, Inc.*	8,300	199,947
Town Sports International Holdings, Inc.*	12,200	88,572
		868,881
Household Durables 0.4%
CSS Industries, Inc.	4,000	66,720
Lifetime Brands, Inc.	900	8,676
Tempur-Pedic International, Inc.*	500	26,305
Tupperware Brands Corp.	2,400	128,976
		230,677
Leisure Equipment & Products 2.2%
Arctic Cat, Inc.*	21,600	312,984
JAKKS Pacific, Inc.	5,200	98,540
Johnson Outdoors, Inc. "A"*	2,300	35,374
Polaris Industries, Inc.	12,000	599,640
Sturm, Ruger & Co., Inc.	12,400	322,152
		1,368,690
Media 0.4%
AH Belo Corp. "A"	200	840
Fisher Communications, Inc.*	1,400	31,276
Washington Post Co. "B"	600	196,182
		228,298
Multiline Retail 0.3%
Dillard's, Inc. "A"	3,800	165,224
Specialty Retail 6.8%
Aaron's, Inc.	28,600	722,150
Ann, Inc.*	2,400	54,816
Ascena Retail Group, Inc.*	5,000	135,350
Books-A-Million, Inc.	4,900	11,368
Build-A-Bear Workshop, Inc.* (a)	4,900	24,990
Chico's FAS, Inc.	22,200	253,746
Conn's, Inc.* (a)	15,700	112,726
DSW, Inc. "A"	4,900	226,282
Express, Inc.	700	14,203
Foot Locker, Inc.	35,900	721,231
Genesco, Inc.*	7,800	401,934
Group 1 Automotive, Inc.	2,300	81,765
Hot Topic, Inc.	2,400	18,312
Jos. A. Bank Clothiers, Inc.*	1,100	51,293
Limited Brands, Inc.	7,800	300,378
Lithia Motors, Inc. "A"	6,000	86,280
Sally Beauty Holdings, Inc.*	14,800	245,680
Select Comfort Corp.*	5,000	69,850
The Finish Line, Inc. "A"	9,500	189,905
The Men's Wearhouse, Inc.	7,600	198,208
Tractor Supply Co.	600	37,530
TravelCenters of America LLC*	14,300	50,479
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,700	168,021
		4,176,497
Textiles, Apparel & Luxury Goods 1.8%
Crocs, Inc.*	9,200	217,764
Iconix Brand Group, Inc.*	3,400	53,720
Movado Group, Inc.	10,800	131,544
Oxford Industries, Inc. (a)	3,800	130,340
Perry Ellis International, Inc.*	2,700	50,760
Rocky Brands, Inc.*	3,000	29,790
Steven Madden Ltd.*	1,100	33,110
True Religion Apparel, Inc.*	15,700	423,272
		1,070,300
Consumer Staples 4.0%
Beverages 0.2%
Hansen Natural Corp.*	1,100	96,019
National Beverage Corp.	2,900	43,964
		139,983
Food & Staples Retailing 0.5%
Spartan Stores, Inc.	2,400	37,152
Susser Holdings Corp.*	4,000	79,720
Village Super Market, Inc. "A"	800	19,152
Whole Foods Market, Inc.	1,700	111,027
Winn-Dixie Stores, Inc.*	10,100	59,792
		306,843
Food Products 1.6%
Cal-Maine Foods, Inc. (a)	10,100	317,443
Hain Celestial Group, Inc.*	5,900	180,245
J & J Snack Foods Corp.	300	14,415
Omega Protein Corp.*	37,900	344,132
Smart Balance, Inc.*	15,700	92,630
		948,865
Personal Products 1.7%
Elizabeth Arden, Inc.*	6,900	196,236
Herbalife Ltd.	12,100	648,560
Nature's Sunshine Products, Inc.* (a)	13,800	194,304
		1,039,100
Energy 7.7%
Energy Equipment & Services 3.4%
Basic Energy Services, Inc.*	600	8,496
CARBO Ceramics, Inc.	700	71,771
Complete Production Services, Inc.*	9,400	177,190
Helix Energy Solutions Group, Inc.*	9,600	125,760
Key Energy Services, Inc.*	1,700	16,133
Mitcham Industries, Inc.*	13,800	154,560
National Oilwell Varco, Inc.	200	10,244
Newpark Resources, Inc.*	8,800	53,592
Oceaneering International, Inc.	8,200	289,788
Patterson-UTI Energy, Inc.	4,900	84,966
PHI, Inc.*	4,900	93,786
Pioneer Drilling Co.*	21,200	152,216
SEACOR Holdings, Inc.	7,700	617,617
Superior Energy Services, Inc.*	8,400	220,416
		2,076,535
Oil, Gas & Consumable Fuels 4.3%
Bill Barrett Corp.*	10,900	395,016
Chevron Corp.	3,900	360,828
Delek U.S. Holdings, Inc.	4,400	49,588
HollyFrontier Corp.	2,700	70,794
Rosetta Resources, Inc.*	600	20,532
SM Energy Co.	5,800	351,770
Stone Energy Corp.*	23,600	382,556
Tesoro Corp.*	20,400	397,188
VAALCO Energy, Inc.*	31,300	152,118
Valero Energy Corp.	5,900	104,902
W&T Offshore, Inc. (a)	22,600	310,976
		2,596,268
Financials 16.1%
Capital Markets 0.7%
American Capital Ltd.*	5,000	34,100
Ares Capital Corp.	3,800	52,326
Arlington Asset Investment Corp. "A"	3,400	81,770
Cohen & Steers, Inc. (a)	6,600	189,750
FXCM, Inc. "A"	1,500	21,030
Gladstone Investment Corp.	3,600	24,480
Virtus Investment Partners, Inc.*	1,000	53,620
		457,076
Commercial Banks 4.5%
Associated Banc-Corp.	2,500	23,250
Banner Corp.	10,900	139,411
Century Bancorp., Inc. "A"	1,700	39,474
Citizens Republic Bancorp., Inc.*	31,200	215,904
Community Bank System, Inc.	6,600	149,754
Enterprise Financial Services Corp.	3,200	43,488
First BanCorp. - North Carolina (a)	5,100	51,204
First Merchants Corp.	38,700	272,835
First Midwest Bancorp., Inc.	8,900	65,148
Heritage Commerce Corp.*	7,800	30,030
MainSource Financial Group, Inc.	37,600	327,872
MB Financial, Inc.	4,100	60,352
National Penn Bancshares, Inc.	40,700	285,307
Peoples Bancorp., Inc.	2,800	30,800
Pinnacle Financial Partners, Inc.*	2,200	24,068
StellarOne Corp.	6,100	60,695
Virginia Commerce Bancorp., Inc.*	6,900	40,503
Webster Financial Corp.	21,300	325,890
WesBanco, Inc.	3,000	51,930
Zions Bancorp. (a)	37,200	523,404
		2,761,319
Consumer Finance 0.9%
Cash America International, Inc. (a)	6,700	342,772
First Cash Financial Services, Inc.*	2,900	121,655
World Acceptance Corp.* (a)	1,000	55,950
		520,377
Diversified Financial Services 1.7%
ASTA Funding, Inc.	2,100	17,031
CBOE Holdings, Inc.	14,200	347,474
Compass Diversified Holdings (Limited Partnership)	4,600	56,028
Interactive Brokers Group, Inc. "A"	23,100	321,783
MarketAxess Holdings, Inc.	3,100	80,662
NewStar Financial, Inc.*	4,200	39,228
Portfolio Recovery Associates, Inc.*	600	37,332
The NASDAQ OMX Group, Inc.*	4,700	108,758
		1,008,296
Insurance 4.7%
American Safety Insurance Holdings Ltd.*	13,800	253,920
Arch Capital Group Ltd.*	12,600	411,705
Citizens, Inc.*	2,000	12,820
Crawford & Co. "B" (a)	11,500	61,640
Erie Indemnity Co. "A"	2,400	170,832
FBL Financial Group, Inc. "A"	4,200	111,804
Maiden Holdings Ltd.	42,400	313,336
Mercury General Corp.	13,000	498,550
ProAssurance Corp.	10,500	756,210
RLI Corp.	4,400	279,752
		2,870,569
Real Estate Investment Trusts 3.3%
Anworth Mortgage Asset Corp. (REIT)	75,900	516,120
Capstead Mortgage Corp. (REIT)	33,300	384,282
Extra Space Storage, Inc. (REIT)	3,000	55,890
First Industrial Realty Trust, Inc. (REIT)*	48,000	384,000
Getty Realty Corp. (REIT)	2,200	31,724
Government Properties Income Trust (REIT)	20,100	432,351
National Health Investors, Inc. (REIT)	4,300	181,159
		1,985,526
Thrifts & Mortgage Finance 0.3%
Bank Mutual Corp.	9,000	23,490
ESSA Bancorp., Inc.	3,100	32,581
First Defiance Financial Corp.*	3,400	45,560
First Financial Holdings, Inc.	16,100	64,561
United Financial Bancorp., Inc.	1,800	24,642
Westfield Financial, Inc.	2,600	17,134
		207,968
Health Care 12.8%
Biotechnology 1.2%
Astex Pharmaceuticals, Inc.*	11,900	22,848
Cepheid, Inc.*	5,900	229,097
Cubist Pharmaceuticals, Inc.*	4,300	151,876
Momenta Pharmaceuticals, Inc.* (a)	18,700	215,050
Myriad Genetics, Inc.*	2,700	50,598
SciClone Pharmaceuticals, Inc.*	17,100	65,151
		734,620
Health Care Equipment & Supplies 1.4%
ArthroCare Corp.*	600	17,262
CryoLife, Inc.*	7,500	33,675
RTI Biologics, Inc.*	45,300	149,037
The Cooper Companies, Inc.	6,900	546,135
Thoratec Corp.*	4,300	140,352
		886,461
Health Care Providers & Services 5.8%
Centene Corp.*	18,900	541,863
Coventry Health Care, Inc.*	11,000	316,910
Health Net, Inc.*	10,200	241,842
Healthspring, Inc.*	12,900	470,334
Humana, Inc.	8,600	625,478
Magellan Health Services, Inc.*	13,100	632,730
Metropolitan Health Networks, Inc.*	19,000	86,260
National Healthcare Corp.	800	25,840
Universal American Corp.	23,800	239,428
WellCare Health Plans, Inc.*	9,600	364,608
		3,545,293
Health Care Technology 0.9%
Computer Programs & Systems, Inc.	7,200	476,280
HealthStream, Inc.*	5,300	67,999
		544,279
Life Sciences Tools & Services 0.5%
Cambrex Corp.*	24,538	123,672
PerkinElmer, Inc.	9,500	182,495
Thermo Fisher Scientific, Inc.*	200	10,128
		316,295
Pharmaceuticals 3.0%
Cornerstone Therapeutics, Inc.* (a)	4,600	29,440
Endo Pharmaceuticals Holdings, Inc.*	15,200	425,448
Hi-Tech Pharmacal Co., Inc.*	9,100	305,760
Par Pharmaceutical Companies, Inc.* (a)	11,100	295,482
Questcor Pharmaceuticals, Inc.*	3,500	95,410
ViroPharma, Inc.*	36,100	652,327
		1,803,867
Industrials 17.8%
Aerospace & Defense 2.3%
Astronics Corp.*	900	25,425
Astronics Corp. "B"	90	2,479
Cubic Corp.	13,400	523,538
HEICO Corp. (a)	11,900	585,956
LMI Aerospace, Inc.*	3,800	64,828
Triumph Group, Inc.	4,200	204,708
		1,406,934
Air Freight & Logistics 0.4%
Forward Air Corp.	8,800	223,960
Airlines 0.7%
Alaska Air Group, Inc.*	7,100	399,659
Building Products 1.0%
A.O. Smith Corp.	14,200	454,826
Gibraltar Industries, Inc.*	21,700	176,204
		631,030
Commercial Services & Supplies 1.9%
Clean Harbors, Inc.*	5,600	287,280
G & K Services, Inc. "A"	10,600	270,724
Kimball International, Inc. "B"	5,400	26,244
Multi-Color Corp.	2,000	45,180
Standard Register Co.	6,600	16,698
Team, Inc.*	2,400	50,352
The Brink's Co.	16,700	389,277
Viad Corp.	5,200	88,296
		1,174,051
Construction & Engineering 2.8%
Chicago Bridge & Iron Co. NV	12,200	349,286
Dycom Industries, Inc.*	800	12,240
Fluor Corp.	7,700	358,435
KBR, Inc.	13,100	309,553
MasTec, Inc.*	13,700	241,257
Michael Baker Corp.*	1,100	21,043
Northwest Pipe Co.*	1,600	32,464
Pike Electric Corp.*	900	6,093
Primoris Services Corp. (a)	21,000	219,660
Sterling Construction Co., Inc.*	16,800	187,656
		1,737,687
Electrical Equipment 0.3%
Belden, Inc.	2,600	67,054
Coleman Cable, Inc.*	1,300	10,998
Lihua International, Inc.*	10,400	45,240
Powell Industries, Inc.*	2,000	61,940
SL Industries, Inc.*	900	15,165
		200,397
Machinery 3.9%
AGCO Corp.*	500	17,285
Alamo Group, Inc.	7,600	158,004
Astec Industries, Inc.*	4,000	117,120
Barnes Group, Inc.	5,300	102,025
Colfax Corp.* (a)	4,800	97,248
Crane Co.	4,000	142,760
Gardner Denver, Inc.	6,700	425,785
Hardinge, Inc.	3,400	28,016
Harsco Corp.	3,000	58,170
Hurco Companies, Inc.*	500	10,150
Kadant, Inc.*	100	1,776
Miller Industries, Inc.	25,000	433,750
Timken Co.	8,400	275,688
Titan International, Inc. (a)	13,600	204,000
Twin Disc, Inc.	4,800	128,016
Valmont Industries, Inc.	900	70,146
Wabtec Corp.	1,700	89,879
		2,359,818
Marine 0.5%
Kirby Corp.*	5,600	294,784
Professional Services 2.4%
Acacia Research*	1,200	43,188
Barrett Business Services, Inc.	1,400	19,516
CRA International, Inc.*	12,900	258,129
GP Strategies Corp.*	3,200	31,968
Huron Consulting Group, Inc.*	13,700	426,481
ICF International, Inc.*	5,400	101,574
Kelly Services, Inc. "A"	7,800	88,920
On Assignment, Inc.*	9,500	67,165
Towers Watson & Co. "A"	6,900	412,482
		1,449,423
Road & Rail 1.0%
Arkansas Best Corp.	7,600	122,740
Old Dominion Freight Line, Inc.*	2,700	78,219
Ryder System, Inc.	11,000	412,610
		613,569
Trading Companies & Distributors 0.6%
Beacon Roofing Supply, Inc.*	2,900	46,371
DXP Enterprises, Inc.*	11,200	210,896
GATX Corp.	3,500	108,465
Lawson Products, Inc.	1,300	17,576
		383,308
Information Technology 17.6%
Communications Equipment 2.2%
Arris Group, Inc.*	10,600	109,180
AudioCodes Ltd.*	5,800	18,096
Comtech Telecommunications Corp.	26,600	747,194
Digi International, Inc.*	8,600	94,600
EchoStar Corp. "A"*	8,800	198,968
Finisar Corp.*	10,500	184,170
		1,352,208
Computers & Peripherals 1.0%
Cray, Inc.*	9,200	48,852
Datalink Corp.*	1,700	11,560
Electronics for Imaging, Inc.*	7,500	101,025
Imation Corp.*	27,800	203,218
Lexmark International, Inc. "A"*	300	8,109
Silicon Graphics International Corp.*	900	10,728
Western Digital Corp.*	8,700	223,764
		607,256
Electronic Equipment, Instruments & Components 3.7%
Anixter International, Inc.	8,900	422,216
Brightpoint, Inc.*	23,100	212,751
Electro Scientific Industries, Inc.*	12,600	149,814
Insight Enterprises, Inc.*	11,800	178,652
MTS Systems Corp.	3,500	107,240
Newport Corp.*	22,000	237,820
OSI Systems, Inc.*	3,000	100,560
PC Connection, Inc.*	12,000	95,760
RadiSys Corp.*	9,900	60,588
Richardson Electronics Ltd.	1,900	25,859
Tech Data Corp.*	10,700	462,561
TESSCO Technologies, Inc.	9,700	128,913
Vishay Intertechnology, Inc.*	9,200	76,912
		2,259,646
Internet Software & Services 3.2%
EarthLink, Inc.	37,500	244,875
IAC/InterActiveCorp.* (a)	19,500	771,225
InfoSpace, Inc.*	40,000	334,400
Keynote Systems, Inc.	17,800	376,114
Liquidity Services, Inc.*	3,200	102,624
Marchex, Inc. "B"	1,300	11,050
Stamps.com, Inc.	6,100	124,684
		1,964,972
IT Services 2.2%
CACI International, Inc. "A"*	13,600	679,184
Computer Task Group, Inc.*	3,100	34,627
Heartland Payment Systems, Inc.	5,000	98,600
LML Payment Systems, Inc.*	11,400	20,064
Online Resources Corp.*	2,200	5,610
TeleTech Holdings, Inc.*	5,500	83,820
Total System Services, Inc.	25,600	433,408
		1,355,313
Semiconductors & Semiconductor Equipment 2.7%
CEVA, Inc.*	9,000	218,790
Entegris, Inc.*	2,800	17,864
GT Advanced Technologies, Inc.* (a)	4,700	32,994
IXYS Corp.*	1,300	14,144
Kulicke & Soffa Industries, Inc.*	56,000	417,760
LSI Corp.*	33,800	175,084
Microsemi Corp.*	11,800	188,564
Photronics, Inc.*	52,800	262,944
Silicon Motion Technology Corp. (ADR)*	16,500	190,740
Spreadtrum Communications, Inc. (ADR) (a)	3,700	66,415
Standard Microsystems Corp.*	2,300	44,620
		1,629,919
Software 2.6%
ACI Worldwide, Inc.*	11,200	308,448
American Software, Inc. "A"	7,100	51,475
ePlus, Inc.*	4,400	108,548
Fair Isaac Corp.	2,100	45,843
Manhattan Associates, Inc.*	15,200	502,816
OPNET Technologies, Inc.	11,700	408,447
TIBCO Software, Inc.*	5,700	127,623
		1,553,200
Materials 6.5%
Chemicals 3.9%
CF Industries Holdings, Inc.	400	49,356
Innophos Holdings, Inc.	4,300	171,441
Innospec, Inc.*	5,500	133,155
LSB Industries, Inc.*	12,500	358,375
Material Sciences Corp.*	3,700	23,939
Minerals Technologies, Inc.	3,600	177,372
OM Group, Inc.*	18,500	480,445
Rockwood Holdings, Inc.*	9,400	316,686
Stepan Co.	2,400	161,232
TPC Group, Inc.*	12,500	251,000
W.R. Grace & Co.*	8,200	273,060
		2,396,061
Containers & Packaging 0.0%
UFP Technologies, Inc.*	1,400	20,174
Metals & Mining 1.8%
AuRico Gold, Inc.*	13,400	125,960
Cliffs Natural Resources, Inc.	1,300	66,521
Coeur d'Alene Mines Corp.*	1,700	36,448
Friedman Industries, Inc.	6,100	53,314
Haynes International, Inc.	1,900	82,555
New Gold, Inc.*	1,300	13,325
Newmont Mining Corp.	10,800	679,320
Pan American Silver Corp.	1,400	37,478
		1,094,921
Paper & Forest Products 0.8%
Buckeye Technologies, Inc.	9,900	238,689
KapStone Paper & Packaging Corp.*	8,600	119,454
Neenah Paper, Inc.	3,100	43,958
P.H. Glatfelter Co.	5,500	72,655
		474,756
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.1%
FairPoint Communications, Inc.*	5,800	24,940
SureWest Communications	4,300	45,021
		69,961
Wireless Telecommunication Services 0.4%
U.S.A. Mobility, Inc.	16,200	213,840
Utilities 1.5%
Electric Utilities 0.6%
El Paso Electric Co.	7,500	240,675
Portland General Electric Co.	6,800	161,092
		401,767
Gas Utilities 0.8%
Chesapeake Utilities Corp.	2,600	104,286
Southwest Gas Corp.	10,800	390,636
		494,922
Water Utilities 0.1%
Consolidated Water Co., Ltd.	5,000	39,400
Total Common Stocks (Cost $67,880,794)		60,220,431

Securities Lending Collateral 7.6%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $4,615,488)	4,615,488	4,615,488

Cash Equivalents 1.3%
Central Cash Management Fund, 0.10% (b) (Cost $797,869)	797,869	797,869

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $73,294,151)+	107.6	65,633,788
Other Assets and Liabilities, Net	(7.6)	(4,612,256)
Net Assets	100.0	61,021,532

* Non-income producing security.

+ The cost for federal income tax purposes was $73,426,516. At September 30, 2011, net unrealized depreciation for all securities based on tax cost was $7,792,728. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,634,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,427,623.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2011 amounted to $4,367,420, which is 7.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At September 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Russell E-Mini 2000 Index	USD	12/16/2011	13	833,950	(86,901)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$60,220,431	$—	$—	$60,220,431
Short-Term Investments	5,413,357	—	—	5,413,357
Total	$65,633,788	$—	$—	$65,633,788
Liabilities
Derivatives (e)	$(86,901)	$—	$—	$(86,901)
Total	$(86,901)	$—	$—	$(86,901)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended September 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized depreciation on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $67,880,794) — including $4,367,420 of securities loaned	$60,220,431
Investment in Daily Assets Fund Institutional (cost $4,615,488)*	4,615,488
Investment in Central Cash Management Fund (cost $797,869)	797,869
Total investments in securities, at value (cost $73,294,151)	65,633,788
Cash	20,319
Deposit with broker for futures contracts	193,898
Receivable for Fund shares sold	15,769
Dividends receivable	41,891
Interest receivable	2,824
Other assets	12,510
Total assets	65,920,999
Liabilities
Payable upon return of securities loaned	4,615,488
Payable for Fund shares redeemed	12,446
Payable for daily variation margin on futures contracts	86,901
Accrued management fee	36,096
Other accrued expenses and payables	148,536
Total liabilities	4,899,467
Net assets, at value	$61,021,532
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	(7,660,363)
Futures	(86,901)
Accumulated net realized gain (loss)	(24,306,644)
Paid-in capital	93,075,440
Net assets, at value	$61,021,532

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of September 30, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,625,453 ÷ 406,496 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.84
Maximum offering price per share (100 ÷ 94.25 of $13.84)	$14.68
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,022,979 ÷ 82,315 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.43
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($705,355 ÷ 56,649 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.45
Class S Net Asset Value, offering and redemption price(a) per share ($53,667,745 ÷ 3,764,103 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.26

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $224)	$959,672
Income distributions — Central Cash Management Fund	1,553
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	15,777
Total income	977,002
Expenses: Management fee	523,991
Administration fee	78,796
Services to shareholders	175,857
Distribution and service fees	40,281
Custodian fee	21,518
Audit and tax fees	54,249
Legal fees	21,128
Reports to shareholders	45,321
Registration fees	49,414
Trustees' fees and expenses	4,455
Other	13,955
Total expenses before expense reductions	1,028,965
Expense reductions	(4,779)
Total expenses after expense reductions	1,024,186
Net investment income (loss)	(47,184)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,107,031
Futures	377,233
12,484,264
Change in net unrealized appreciation (depreciation) on: Investments	(13,510,496)
Futures	(94,301)
(13,604,797)
Net gain (loss)	(1,120,533)
Net increase (decrease) in net assets resulting from operations	$(1,167,717)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$(47,184)	$(17,163)
Net realized gain (loss)	12,484,264	11,333,470
Change in net unrealized appreciation (depreciation)	(13,604,797)	(5,180,146)
Net increase (decrease) in net assets resulting from operations	(1,167,717)	6,136,161
Distributions to shareholders from: Net investment income: Class A	—	(4,034)
Class S	(135,760)	(46,161)
Total distributions	(135,760)	(50,195)
Fund share transactions: Proceeds from shares sold	10,479,465	9,643,542
Reinvestment of distributions	130,870	47,700
Payments for shares redeemed	(17,025,495)	(16,722,488)
Redemption fees	616	176
Net increase (decrease) in net assets from Fund share transactions	(6,414,544)	(7,031,070)
Increase (decrease) in net assets	(7,718,021)	(945,104)
Net assets at beginning of period	68,739,553	69,684,657
Net assets at end of year (including undistributed net investment income of $0 and $0, respectively)	$61,021,532	$68,739,553

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$14.44		$13.24		$14.75		$21.77	$23.27
Income (loss) from investment operations: Net investment income (loss)a	(.05)		(.04)		.01		(.02)	(.02)
Net realized and unrealized gain (loss)	(.55)		1.25		(1.51)		(4.09)	1.19
Total from investment operations	(.60)		1.21		(1.50)		(4.11)	1.17
Less distributions from: Net investment income	—		(.01)		(.01)		—	—
Net realized gains	—		—		(.00	)*	(2.91)	(2.67)
Total distributions	—		(.01)		(.01)		(2.91)	(2.67)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$13.84		$14.44		$13.24		$14.75	$21.77
Total Return (%)b	(4.16	)c	9.14	c	(10.10	)c	(21.02)	4.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		6		5		6	10
Ratio of expenses before expense reductions (%)	1.60		1.68		1.91		1.58	1.48
Ratio of expenses after expense reductions (%)	1.55		1.64		1.52		1.58	1.48
Ratio of net investment income (loss) (%)	(.31)		(.29)		.14		(.13)	(.12)
Portfolio turnover rate (%)	259		297		434		304	202
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$13.07	$12.06	$13.52	$20.32	$22.04
Income (loss) from investment operations: Net investment income (loss)a	(.13)	(.13)	(.06)	(.13)	(.17)
Net realized and unrealized gain (loss)	(.51)	1.14	(1.40)	(3.76)	1.12
Total from investment operations	(.64)	1.01	(1.46)	(3.89)	.95
Less distributions from: Net realized gains	—	—	(.00 )*	(2.91)	(2.67)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$12.43	$13.07	$12.06	$13.52	$20.32
Total Return (%)b,c	(4.90)	8.37	(10.75)	(21.49)	3.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	3
Ratio of expenses before expense reductions (%)	2.37	2.49	2.87	2.44	2.38
Ratio of expenses after expense reductions (%)	2.30	2.39	2.27	2.25	2.25
Ratio of net investment income (loss) (%)	(1.06)	(1.04)	(.60)	(.80)	(.89)
Portfolio turnover rate (%)	259	297	434	304	202
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.09		$12.08		$13.55		$20.39		$22.10
Income (loss) from investment operations: Net investment income (loss)a	(.14)		(.13)		(.06)		(.13)		(.17)
Net realized and unrealized gain (loss)	(.50)		1.14		(1.41)		(3.80)		1.13
Total from investment operations	(.64)		1.01		(1.47)		(3.93)		.96
Less distributions from: Net realized gains	—		—		(.00	)*	(2.91)		(2.67)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$12.45		$13.09		$12.08		$13.55		$20.39
Total Return (%)b	(4.89	)c	8.36	c	(10.80	)c	(21.64	)c	3.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		1		1		2
Ratio of expenses before expense reductions (%)	2.37		2.41		2.77		2.35		2.23
Ratio of expenses after expense reductions (%)	2.30		2.39		2.27		2.35		2.23
Ratio of net investment income (loss) (%)	(1.06)		(1.04)		(.60)		(.90)		(.87)
Portfolio turnover rate (%)	259		297		434		304		202
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$14.86	$13.58	$15.20	$22.31	$23.71
Income (loss) from investment operations: Net investment income (loss)a	(.00 )*	.00 *	.02	.04	.06
Net realized and unrealized gain (loss)	(.57)	1.29	(1.59)	(4.18)	1.21
Total from investment operations	(.57)	1.29	(1.57)	(4.14)	1.27
Less distributions from: Net investment income	(.03)	(.01)	(.05)	(.06)	—
Net realized gains	—	—	(.00 )*	(2.91)	(2.67)
Total distributions	(.03)	(.01)	(.05)	(2.97)	(2.67)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$14.26	$14.86	$13.58	$15.20	$22.31
Total Return (%)	(3.85)	9.51	(10.20)	(20.64)	4.82	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	61	62	74	126
Ratio of expenses before expense reductions (%)	1.24	1.31	1.52	1.21	1.15
Ration of expenses after expense reductions (%)	1.24	1.31	1.52	1.21	1.09
Ratio of net investment income (loss) (%)	(.00 )*	.04	.15	.24	.27
Portfolio turnover rate (%)	259	297	434	304	202
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $24,262,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 ($11,942,000) and September 30, 2018 ($12,320,000), the respective expiration dates, whichever occurs first.

During the year ended September 30, 2011, the Fund utilized $12,204,000 of prior year capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in futures contracts and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(24,262,000)
Net unrealized appreciation (depreciation) on investments	$(7,792,728)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2011	2010
Distributions from ordinary income*	$135,760	$50,195

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital for tax reporting purposes.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2011, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $270,000 to $1,263,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(86,901)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$377,233

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(94,301)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended September 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $200,819,548 and $208,194,724, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the year ended September 30, 2011, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.55%
Class B	2.30%
Class C	2.30%
Class S	1.30%

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.48%
Class B	2.23%
Class C	2.23%
Class S	1.23%

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2011, the Administration Fee was $78,796, of which $5,428 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2011
Class A	$14,382	$3,287	$290
Class B	4,141	916	903
Class C	2,093	576	415
Class S	116,268	—	29,109
	$136,884	$4,779	$30,717

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2011
Class B	$10,573	$715
Class C	6,650	445
	$17,223	$1,160

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2011	Annual Effective Rate
Class A	$17,333	$2,472	.25%
Class B	3,514	487	.25%
Class C	2,211	315	.25%
	$23,058	$3,274

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2011 aggregated $819.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2011, the CDSC for Class B and Class C shares aggregated $1,000 and $125, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,554, of which $11,925 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective July 14, 2011, Deutsche Bank AG serves as lending agent for the Fund. For the period from July 14, 2011 through September 30, 2011, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $518.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	136,551	$2,294,123	137,521	$1,933,654
Class B	2,097	32,512	15,470	189,480
Class C	19,385	295,864	9,217	117,733
Class S	468,503	7,856,966	519,660	7,402,675
		$10,479,465		$9,643,542
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	233	$3,151
Class S	7,691	130,870	3,207	44,549
		$130,870		$47,700
Shares redeemed
Class A	(138,603)	$(2,292,962)	(141,931)	$(1,927,720)
Class B	(21,186)	(319,547)	(27,218)	(344,095)
Class C	(21,523)	(321,960)	(14,613)	(180,271)
Class S	(799,317)	(14,091,026)	(1,006,397)	(14,270,402)
		$(17,025,495)		$(16,722,488)
Redemption fees		$616		$176
Net increase (decrease)
Class A	(2,052)	$1,161	(4,177)	$9,092
Class B	(19,089)	(287,035)	(11,748)	(154,615)
Class C	(2,138)	(26,096)	(5,396)	(62,535)
Class S	(323,123)	(6,102,574)	(483,530)	(6,823,012)
		$(6,414,544)		$(7,031,070)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Core Fund (the "Fund") at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts November 21, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends paid during the Fund's fiscal year ended September 30, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $1,132,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisers, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and QS Investors the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2011. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP CORE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$48,885	$0	$0	$0
2010	$48,885	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2011